UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

HILLENBRAND, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 15, 2022, Hillenbrand, Inc. (“Hillenbrand”) entered into a Securities Purchase Agreement (the “Agreement”) with BL Memorial Partners, LLC, a Delaware limited liability company owned by funds affiliated with LongRange Capital, L.P. (“Purchaser”), pursuant to which, among other things, Purchaser agreed to acquire Hillenbrand’s Batesville business segment (the “Business”) by acquiring all of the outstanding equity interests in the entities that own and operate the Business (the “Transaction”) for an aggregate purchase price of $761,500,000, consisting of $750,000,000 in cash (subject to specified adjustments as set forth in the Agreement) and $11,500,000 in the form of a subordinated note.

The Transaction was completed on February 1, 2023. Following customary closing adjustments, the Company expects after tax net proceeds of approximately $530 million, which it plans to use for existing debt reduction.

The description of the Agreement included in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(b)        Pro forma financial information.

Unaudited pro forma condensed consolidated financial information of Hillenbrand giving effect to the Transaction is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d)       Exhibits.

Exhibit No.	Description
Exhibit 2.1	Securities Purchase Agreement, dated as of December 15, 2022, between BL Memorial Partners, LLC, as Purchaser, and Hillenbrand, Inc., as Seller (incorporated by reference to Exhibit 2.1 of Hillenbrand Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2022)

Exhibit 99.1	Unaudited pro forma condensed consolidated financial statements of Hillenbrand, Inc.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

Forward Looking Statements

Throughout this Current Report on Form 8-K, we make a number of “forward-looking statements” that are within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and that are intended to be covered by the safe harbor provided under these sections. As the words imply, these are statements about future sales, earnings, cash flow, results of operations, uses of cash, financings, share repurchases, ability to meet deleveraging goals, and other measures of financial performance or potential future plans or events, strategies, objectives, beliefs, prospects, assumptions, expectations, and projected costs or savings or transactions of the Company that might or might not happen in the future, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections.

Words that could indicate that we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would	project	position
become	pursue	estimate	will	forecast	continue	could	anticipate	remain
target	encourage	promise	improve	progress	potential	should	impact

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point:  Forward-looking statements are not guarantees of future performance or events, and actual results or events could differ materially from those set forth in any forward-looking statements.  Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: global market and economic conditions, including those related to the financial markets; the impact of contagious diseases, such as the COVID-19 pandemic and the escalation thereof due to variant strains of the virus and the societal, governmental, and individual responses thereto, including supply chain disruptions, loss of contracts and/or customers, erosion of some customers’ credit quality, downgrades of the Company’s credit quality, closure or temporary interruption of the Company’s or its suppliers’ manufacturing facilities, travel, shipping and logistical disruptions, domestic and international general economic conditions, such as inflation, exchange rates and interest rates, loss of human capital or personnel, and general economic calamities; risks related to the Russian Federation’s invasion of Ukraine and resulting geopolitical instability and uncertainty, which could have a negative impact on our ability to sell to, ship products to, collect payments from, and support customers in certain regions, in addition to the potential effect of supply chain disruptions that could adversely affect profitability; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; negative effects of any acquisitions on the Company’s business, financial condition, results of operations and financial performance (including the ability of the Company to maintain relationships with its customers, suppliers and others with whom it does business); the possibility that the anticipated benefits from any acquisitions cannot be realized by the Company in full or at all or may take longer to realize than expected; risks that integrations of any acquired businesses disrupt current operations or pose potential difficulties in employee retention or otherwise affect financial or operating results; potential adverse effects of the Batesville divestiture on the market price of the Company’s common stock or on the ability of the Company to develop and maintain relationships with its personnel and customers, suppliers and others with whom it does business or otherwise on the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of management’s attention from our ongoing business operations due to the Batesville divestiture; the impact of the Batesville divestiture on the ability of the Company to retain and hire key personnel; unexpected costs, or similar risks, from the Batesville divestiture and associated transition services, including potential adverse reactions or changes to business relationships with customers, employees, or suppliers, making it more difficult to maintain business and operational relationships or to realize the intended benefits of the divestiture; increasing competition for highly skilled and talented workers as well as labor shortages; our level of international sales and operations; the impact of incurring significant amounts of indebtedness and any inability of the Company to respond to changes in its business or make future desirable acquisitions; the ability of the Company to comply with financial or other covenants in debt agreements; cyclical demand for industrial capital goods; the ability to recognize the benefits of any acquisition or disposition, including potential synergies and cost savings or the failure of the Company or any acquired company to achieve its plans and objectives generally; impairment charges to goodwill and other identifiable intangible assets; competition in the industries in which we operate, including on price; impacts of decreases in demand or changes in technological advances, laws, or regulation on the revenues that we derive from the plastics industry; our reliance upon employees, agents, and business partners to comply with laws in many countries and jurisdictions; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; the dependence of our business units on relationships with several large customers and providers; the impact to the Company’s effective tax rate of changes in the mix of earnings or tax laws and certain other tax-related matters; exposure to tax uncertainties and audits; involvement in claims, lawsuits and governmental proceedings related to operations; uncertainty in the United States political and regulatory environment or global trade policy; adverse foreign currency fluctuations; labor disruptions; and the effect of certain provisions of the Company’s governing documents and Indiana law that could decrease the trading price of the Company’s common stock. Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussion under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Form 10-K for the year ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on November 16, 2022, as well as other risks and uncertainties detailed in our other filings with the SEC from time to time. The forward-looking information in this report speaks only as of the date hereof, and we assume no obligation to update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2023	HILLENBRAND, INC.

	By:	/s/ Robert M. VanHimbergen
Robert M. VanHimbergen
Senior Vice President and Chief Financial Officer